UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2016

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way
Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
On November 9, 2016, Selecta Biosciences, Inc., or the Company, received written notice from Sanofi that Sanofi has elected to terminate in its entirety the License and Research Collaboration Agreement by and between the Company and Sanofi dated as of November 27, 2012, or the Sanofi Agreement. The termination of the Sanofi Agreement will be effective on May 8, 2017, or the Termination Date, which is six months from the date of the notice.
Under the terms of the Sanofi Agreement, the Company granted Sanofi an exclusive, worldwide license to certain intellectual property rights and technologies owned by or licensed exclusively to the Company for the research, development and commercialization of one or more treatments for food allergies. The Sanofi Agreement contains an option to extend the license grant for two additional indications, including celiac disease but excluding house dust mite allergies. The Company received an upfront payment of $2,000,000 for the initial indication in November 2012 and an additional payment of $3,000,000 in August 2013.
In November 2014, Sanofi exercised the option to include celiac disease as an additional indication, and in May 2015, the Sanofi Agreement was amended to add terms specific to the celiac disease indication and to terminate Sanofi's right to exercise its option for any additional indications. Sanofi paid the Company an additional $2,000,000 upon the exercise of the option in May 2015 and an additional $1,000,000 in July 2016 upon attaining the first milestone for the celiac disease indication related to formulations containing gluten epitopes with the Company's proprietary Synthetic Vaccine Particles (SVP) technology. To date, Sanofi has paid the Company $8,000,000 in the aggregate under the Sanofi Agreement. The Company would have been eligible to receive additional development-based, regulatory-based and sales-based milestone payments and tiered royalties on net sales of any approved product generated by the collaboration had the Sanofi Agreement not been terminated.
Except as authorized by Sanofi or permitted under the Sanofi Agreement, during the term of the Sanofi Agreement, exclusivity obligations prevent the Company from researching, developing, or commercializing products in these indications or granting third party licenses under the intellectual property rights and technologies licensed to Sanofi for use in these indications. These exclusivity obligations expire on the Termination Date.
Effective on the Termination Date, all rights granted to Sanofi will terminate and revert to the Company, and Sanofi is required to grant to the Company a royalty bearing, exclusive license, with the right to grant sublicenses, under certain Sanofi intellectual property solely to the extent necessary to research, develop, make, have made, use, offer for sale, import, export and otherwise commercialize the vaccine candidates developed under the Sanofi Agreement.
The Company intends to exercise its right to acquire the development programs under the Sanofi Agreement. The Company will be solely responsible for performing and funding any development and clinical trial activities relating to further development of vaccine candidates that it chooses to undertake after the Termination Date.
The foregoing is only a summary of the material terms of the Sanofi Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Sanofi Agreement, which was filed as Exhibit 10.8(a) to the Company’s Registration Statement on Form S-1, as amended (File No. 333-211555), filed with the Securities and Exchange Commission on May 24, 2016.
Item 2.02. Results of Operations and Financial Condition.
On November 10, 2016, the Company announced its financial results for the quarter ended September 30, 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1 related thereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on November 10, 2016

Forward-Looking Statements Disclaimer
This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the Termination Date and our intent to exercise our right to acquire the development programs under the Sanofi Agreement. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials; availability and timing of data from ongoing and future clinical trials and the results of such trials; whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials; the unproven approach of the our SVP technology; potential delays in enrollment of patients; undesirable side effects of our product candidates; our reliance on third parties to manufacture our product candidates and to conduct our clinical trials; our inability to maintain our existing or future collaborations or licenses; expectations for regulatory approvals; availability of funding sufficient for our foreseeable and unforeseeable operating expenses and capital expenditure requirements; ability to attract and retain key executives; managing our growth could result in difficulties; substantial fluctuation in the price of our common stock; and a significant portion of our total outstanding shares are eligible to be sold into the market in the near future. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on August 9, 2016, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: November 10, 2016	By:	/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on November 10, 2016